UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2013

TEL-INSTRUMENT ELECTRONICS CORP.
(Exact name of registrant as specified in its charter)

New Jersey	001-31990	22-1441806
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Branca Road
East Rutherford, New Jersey 07073
(Address of principal executive offices)

(201) 933-1600
(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On July 16, 2013, Tel-Instrument Electronics Corp. (the “Company”) issued a press release regarding the Company’s financial results for the year ended March 31, 2013, which is also disclosed in Company’s Form 10-K filed with the Securities and Exchange Commission on July 16, 2013,  a $3.2 million TS-4530A production release, $600,000 equity issuance, acceptance of the Company’s plan by the NYSE, retention of a senior manufacturing consultant, and guidance for the current fiscal year (FY 2014.)

A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1*	Press release dated July 16, 2013, “Tel-Instrument Announces FY 2013 Results, a $3.2 Million TS-4530A Production Release; $600,000 Equity Issuance; NYSE Plan Acceptance; Retention of a Senior Manufacturing Consultant; and Guidance for the Current Fiscal Year (FY 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEL-INSTRUMENT ELECTRONICS CORP.

Date: July 16, 2013	By:	/s/ Joseph P. Macaluso
Name: Joseph P. Macaluso
Title: Principal Accounting Officer